FIRST AMENDMENT TO SALE CONTRACT
                        --------------------------------
     THIS FIRST AMENDMENT TO SALE CONTRACT (this "AMENDMENT") is made and entered into as of the 1st day of May, 2002, by and between SENIOR LIFESTYLE SHREVEPORT, L.L.C. ("SELLER"), and EMERITUS CORPORATION ("BUYER").
                                    RECITALS
                                    --------

     A. Seller and Buyer entered into that certain Sale Contract dated April 17, 2002 (the "SALE CONTRACT"), under which terms and conditions were set forth for Seller to sell and Buyer to purchase the Facility (capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Sale Contract).

B. Lender has not yet delivered the Required Consent, which is a mutual condition precedent to closing under Section 12 of the Sale Contract, and Seller and Buyer mutually desire to extend the Closing Date under the terms and conditions set forth below.

C. Lender is willing to permit HB-ESC I, LLC, a Washington limited liability company ("HB-ESC I"), the entity to whom Buyer intends to assign the Sale Contract on the Closing Date, to manage the Facility commencing May 1, 2002 pursuant to an Interim Management Agreement, and for Buyer to sub-manage the Facility commencing May 1, 2002 in return for a sub-management fee of five percent (5%) of Gross Revenues pursuant to an Interim Sub-Management Agreement until such time as the Required Consent is obtained or denied by Lender.

D. Seller leases a vehicle ("VEHICLE") pursuant to a lease ("LEASE") with Capital Alliance ("LENDER") and Seller and Buyer mutually desire to describe the actions the parties have agreed to take with respect to such Lease, as more particularly described below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Recitals.  The recitals set forth above are hereby incorporated as if set
       --------
     forth  herein  in  their  entirety.
2.     Amendment  to  Closing Date.  Section 6(a) of the Sale Contract is hereby
       ---------------------------
amended to provide that the Closing Date shall mean the earlier to occur of the date on which the conditions precedent to closing set forth in Section 12 of the Sale Contract are satisfied or June 1, 2002 (provided that in no event shall either Seller or Buyer be required to close unless the conditions precedent in
Section 12 of the Sale Contract which are applicable to each of their obligations to close are satisfied). In consideration for HB-ESC I assuming the economic benefits and burdens of the Facility as of May 1, 2002, pursuant to and subject to the terms of the Interim Management Agreement, for purposes of determining Sellers' obligation to fund Operating Losses as described in Section 4 of the Sale Contract, and determining prorations, as described in Section 6(d) of the Sale Contract, the Closing Date shall be deemed to have occurred on May 1, 2002 ("DEEMED CLOSING DATE"). Notwithstanding the immediately preceding sentence, the Closing Documents shall be dated as of the actual Closing Date, not the Deemed Closing Date; and the term "Closing Date", for all purposes other than those described in the immediately preceding sentence, shall be the actual Closing Date and not the Deemed Closing Date.
3.     Vehicle  Lease.  The  definition  of  "Operating  Contracts"  in the Sale
       --------------
Contract is hereby amended to include the Lease. Seller agrees to promptly request Lender's consent pursuant to the same economic terms under which Seller leases the Vehicle from Lender to (i) first, the assignment and assumption of the Lease by Buyer (the "ASSIGNMENT") and, if such request is refused, (ii) the sublease of the Vehicle from Seller to Buyer (the "SUBLEASE"). If the Lender does not consent to the Assignment or the Sublease, on or prior to the Closing Date, Buyer shall nonetheless be permitted to continue to use the Vehicle for sixty (60) days following the Closing Date, or such shorter period required by Lender, pursuant to the same economic terms under which Seller leases the
Vehicle from Lender. Payments made for debt service and/or lease or sublease payments with respect to the Vehicle (regardless of whether such payments are made to Lender because the Lease has been assigned by Seller to Buyer, or to Seller because the Vehicle has been subleased by Seller to Buyer), as well as any one Vehicle leased in substitution for the Vehicle because Lender did not permit the Assignment or the Sublease, and payments made with respect to the exercise of a purchase option on the Vehicle shall each be considered a facility expense, which may be included in calculating Operating Losses as described in
Section  4(a)  of  the  Sale  Contract.
4.     Counterparts;  Facsimile  Signatures.  This  Amendment may be executed in
       ------------------------------------
counterparts which together will constitute one agreement. For purposes of determining the enforceability of this Amendment, facsimile signatures shall be deemed originals.
5.     Successors  and  Assigns.  This Amendment shall be binding upon and inure
       ------------------------
to  the  benefit  of  the  parties  and  their  successors  and  assigns.
6.     Ratification.  All  terms and conditions of the Sale Contract not amended
       ------------
pursuant to this First Amendment are hereby ratified and confirmed and remain in full force and effect.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment as of the day and year first above stated.

SELLER:
------

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer


BUYER:
-----

EMERITUS  CORPORATION


By:     /s/    Daniel  R.  Baty
     Daniel  R.  Baty
     Chairman  and  Chief  Executive  Officer


The undersigned is executing this First Amendment for the sole purpose of evidencing its agreement to the provisions hereof.


HORIZON  BAY  MANAGEMENT,  L.L.C.


By:     /s/    Jon  A.  DeLuca
     Jon  A.  DeLuca
     Vice  President  and  Chief  Financial  Officer